Exhibit 99.1

      Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the Statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                            /s/ W. R. Cotham
                                           W. R. Cotham,
                                           Attorney-in-Fact

                                               THE BASS MANAGEMENT TRUST (1)
                                               PERRY R. BASS (2)
                                               NANCY L. BASS (3)
                                               LEE M. BASS (4)
                                               DORT A. CAMERON (5)
                                               THOMAS M. TAYLOR (6)
                                               JOHN L. MARION, JR. (7)
                                               DOUGLAS K. BRATTON (8)
                                               ANNE M. BRATTON (9)
                                               TPI INVESTORS, L.P. (10)

                                           THE AIRLIE GROUP L.P.,
                                           a Delaware limited partnership

                                           By: EBD L.P.,  a Delaware
                                               limited partnership,
                                               General Partner

                                           By: TMT-FW, INC., a Texas
                                               corporation, General Partner


                                           By:  /s/ W. R. Cotham
                                               W. R. Cotham,
                                               Vice President

                                           EBD L.P.,
                                           a Delaware limited partnership

                                           By: TMT-FW, INC., a Texas
                                               corporation, General Partner


                                           By:  /s/ W. R. Cotham
                                               W. R. Cotham,
                                               Vice President

                                           TMT-FW, INC.,
                                           a Texas corporation


                                           By:  /s/ W. R. Cotham





(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of John L. Marion, Jr. previously has been filed with the Securities and Exchange Commission.

(8) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Douglas K. Bratton previously has been filed with the Securities and Exchange Commission.

(9) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Anne M. Bratton previously has been filed with the Securities and Exchange Commission.

(10) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of TPI Investors, L.P. previously has been filed with the Securities and Exchange Commission.